CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Common stock, par value (in dollars per share)	$ 1	$ 1	$ 1
Common stock, shares authorized	25,000,000	25,000,000	25,000,000
Common stock, shares issued	6,921,352	6,913,636	6,860,367
Common stock, shares outstanding	6,921,352	6,913,636	6,860,367
Preferred stock, shares authorized	10,000,000	10,000,000	10,000,000
Preferred Stock, Shares Outstanding		0	0